UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 26, 2014

ANADIGICS, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________

Delaware	0-25662	22-2582106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Mt. Bethel Road Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

(908) 668-5000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

The information contained in this report is a clarification to the press release issued by ANADIGICS, Inc. (the “Company”), and the related investor conference call held by the Company, in each case on June 26, 2014, regarding an update to the Company’s 2Q 2014 guidance.  As explained by the Company’s Chief Financial Officer Terrence Gallagher during the June 26, 2014 investor conference call, while the Company still expects a sequential improvement in non-GAAP gross margin for 2Q 2014 as compared to 1Q 2014, 2Q 2014 non-GAAP gross margin is expected to be lower than the prior 2Q 2014 guidance issued by the Company on April 30, 2014.

The statements regarding the Company’s anticipated future performance are forward looking and actual results may differ materially. Please see safe harbor statement at the end of this Form 8-K.

This Form 8-K includes financial measures that are not in accordance with GAAP, consisting of non-GAAP gross margin. Management uses these measures to evaluate the Company's operating and financial performance in light of business objectives, for planning purposes, when publicly providing our business outlook and to facilitate period-to-period comparisons. ANADIGICS believes that these measures are useful to investors because they enhance investors' ability to review the Company's business from the same perspective as the Company's management and facilitate comparisons of this period's results with prior periods. These non-GAAP measures exclude amounts related to stock-based compensation, marketable securities’ adjustments, certain non-recurring charges to cost of goods and restructuring charges. Non-GAAP measures are used by some investors when assessing the ongoing operating and financial performance of our Company. These financial measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Management acknowledges that stock-based compensation is a recurring cost and is an important part of our employee’s compensation and impacts their performance. However, the expense is non-cash in nature and there are various valuation methodologies and assumptions used in determining stock-based compensation that may be unrelated to operations, such as volatility and current interest rates. The presentation of the additional information should not be considered a substitute for net income or loss or income or loss per share prepared in accordance with GAAP.

Limitations of non-GAAP financial measures

The primary material limitations associated with the use of non-GAAP measures as compared to the most directly comparable GAAP financial measures are (i) they may not be comparable to similarly titled measures used by other companies in ANADIGICS industry, and (ii) they exclude financial information that some may consider important in evaluating our performance.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Form 8-K are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in the Company’s press releases and in the Company’s Securities and Exchange Commission filings.  The Company undertakes no obligation to update any forward looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2014

ANADIGICS, INC. /s/ Ronald Michels By: Ronald Michels Chairman and Chief Executive Officer